Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Calculo S.A.U [Member]
$ in Thousands
Sep. 27, 2019 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 47
Intangible assets	1,037
Goodwill	622
Total assets acquired, net of acquired cash	$ 1,706